Robert W. Baird & Co. Industrial Conference November 11, 2014 Bob Livingston President & CEO Exhibit 99.1

Forward looking statements
We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2013 and our
Form 10-Q for the third quarter of 2014, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements.
We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found.

Strategy
Our track record of success is based on:
– Core technological advantages
– Leading brands in the markets we serve
– Commitment to industry leadership through innovation and scale
– Strong focus on the customer
Our deep understanding of the customer and our exceptional capabilities in providing solutions enable us to win
Our technologies and innovative products are enablers for our customers to win
Our focus on people drives our performance
– Develop deep bench
– Move talent through organization

Recent activities support our underlying strategy & strengths
Building our industrial businesses
– Continued to invest and acquire in
our growth areas
Recent acquisitions expand
product breadth and geographic
reach
– Our business profile is more
consistent and focused with
sustainable higher margins
Increased investment in productivity
initiatives
– Global supply chain
– Rooftop consolidations
– Common infrastructure for shared
services
– Lean activities
Customer intimacy
– Innovate for the customer
Recurring theme of delivering
efficiency and sustainability
– Superior customer service
On-time delivery, quality, support
Leverage our scale
Generate cash
Market share leadership
– Focus on technology and innovation
drive share gains and customer loyalty
Recent Activities Underlying Strengths

Our track record of success
Note: Revenue and EBIT is in millions; adjusted EPS represents Dover’s earnings from continuing operations per common share adjusted for gains from discrete and other tax items of $0.17, $0.16, $0.23, $0.09 and $0.46 respectively, for 2009, 2010, 2011, 2012 and 2013, and other one-time gains of $0.02 in 2013.
Revenue EBIT
$0
$325
$650
$975
$1,300
$0
$2,000
$4,000
$6,000
$8,000
2009 2010 2011 2012 2013
Revenue & EBIT
Revenue
EBIT
EPS
Dividends
$1.00
$1.20
$1.40
$1.60
$0.00
$1.50
$3.00
$4.50
2009 2010 2011 2012 2013
Adj. EPS & Dividends Paid
Adj. EPS Dividend per share

Energy
– Core US artificial lift business is performing well, especially in key basins: Permian,
Eagle Ford, Bakken
Solid shale activity
– Drilling remains stable
– Middle East activity remains strong
– Canada/Australia activity lower than last year
– Compression markets improving
Engineered Systems
– Generally solid market conditions in Industrial
Auto-related businesses continue to lead performance
– Printing & Identification market continues to support solid organic growth
Strong US activity
Recent acquisitions performing well
Market commentary

Fluids
– Business remains solid across pumps and fluid transfer
Fluid transfer benefiting from active global retail fueling markets and regulation related to fuel transportation safety concerns
Pumps driven by project activity in plastics and petrochemicals markets
Refrigeration & Food Equipment
– Expect to outgrow a soft market
– Modest organic growth
Shipments resume on small format store format push-outs from Q3
Delayed capital spending in dollar store market segment
Latin America (Mexico, Caribbean) refrigeration market remains weak
– Completed transition to new Atlanta refrigeration system manufacturing facility
Market commentary

Raised annual dividend for 59
th
consecutive year
Acquisition pipeline rebuilding
– Closed $800 million in deals in 2014
Accelerated, Wellmark (Energy)
Liquip (Fluids)
MS Printing (Engineered Systems)
– Focus on small bolt-on opportunities
Repurchased 5.7 million shares for $467 million YTD
Solid business trends through October; Q4 expectations:
– Energy growth driven by North American well activity (key basins)
– Global growth in Printing & Identification and strong dynamics in Industrial drive growth in Engineered Systems
– Strong results in Fluids on continued regulatory tailwinds in fluid transfer
– Slightly stronger seasonal pattern in Refrigeration & Food Equipment
Capital allocation & Summary